UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
May 28, 2010
Dear Fellow Stockholder:
You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Kayne Anderson Energy Development Company (the “Company”) on June 30, 2010 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002.
The matters scheduled for consideration at the meeting are:
(i)	the election of two directors of the Company;

(ii)
a proposal to authorize the Company to sell shares of its common stock at a price below net asset value per share, subject to certain conditions, as more fully discussed in the enclosed proxy statement;

(iii)
a proposal to authorize the Board of Directors to withdraw the Company’s election to be treated as a business development company under the Investment Company Act of 1940, as more fully described in the enclosed proxy statement; and

(iv)	the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2010.
Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve them, and an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.
Your vote is important. Please complete, sign, and date the enclosed proxy card, and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.
Sincerely,
Kevin S. McCarthy
Chairman of the Board of Directors,
CEO and President

ANSWERS TO SOME IMPORTANT QUESTIONS	1

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS	3

GENERAL INFORMATION	4

PROPOSAL ONE: ELECTION OF DIRECTORS	5

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON	6

NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON	6

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS	7

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON	8

DIRECTOR COMPENSATION	8

COMMITTEES OF THE BOARD OF DIRECTORS	9

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS	11

PROPOSAL TWO: APPROVAL TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW NET ASSET VALUE PER SHARE	14

PROPOSAL THREE: APPROVAL TO AUTHORIZE THE BOARD TO WITHDRAW THE COMPANY’S ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940	17

PROPOSAL FOUR: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

INDEPENDENT ACCOUNTING FEES AND POLICIES	21

AUDIT COMMITTEE REPORT	22

INFORMATION ABOUT EXECUTIVE OFFICERS	24

COMPENSATION DISCUSSION AND ANALYSIS	26

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	27

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	28

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	28

CORPORATE GOVERNANCE	30

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE REPORT	32

OTHER MATTERS	33

MORE INFORMATION ABOUT THE MEETING	33

INVESTMENT ADVISER	34

ADMINISTRATOR	35

HOUSEHOLDING OF PROXY MATERIALS	35

STOCKHOLDER PROPOSALS	35

ANSWERS TO SOME IMPORTANT QUESTIONS
Q.	WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains four proposals:
•
Proposal One — the election of two Class I Directors to each serve until the Company’s 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors currently serving in Class I are Albert L. Richey and Robert V. Sinnott. Messrs. Richey and Sinnott each have terms that will expire at the Company’s 2010 Annual Meeting of Stockholders and the Company’s Board of Directors has nominated each of them for re-election at the meeting.

The election of each of Mr. Richey and Mr. Sinnott as a Class I Director requires the affirmative vote of the holders of a majority of shares of common stock outstanding as of the Record Date.

•
Proposal Two — a proposal to authorize the Company to sell shares of its common stock at a price below net asset value per share, subject to certain conditions, for a period expiring on the date of the Company’s 2011 Annual Meeting of Stockholders.

Approval of Proposal Two requires: (1) the affirmative vote of a majority of all common stockholders on the records of the Company’s transfer agent as of the Record Date, which may not reflect the underlying beneficial owners, and (2) the affirmative vote of a majority of the votes cast by the holders of common stock.

•	Proposal Three — a proposal to authorize the Board of Directors to withdraw the Company’s election to be treated as a business development company under the Investment Company Act of 1940.

Approval of Proposal Three requires the affirmative vote of either (1) 67% or more of the votes cast by the holders of the Company’s common stock present at the Annual Meeting, if the holders of more than 50% of the outstanding shares of the Company’s common stock are present or represented by proxy, or (2) more than 50% of the outstanding shares of common stock, whichever is less.

•	Proposal Four — the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2010.

Approval of Proposal Four requires the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date.
Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of the Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.	HOW CAN I VOTE?

A.
If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at www.kaynefunds.com/KedSECFilings.php.
This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.
If you have questions, call 1-877-657-3863.

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Kayne Anderson Energy Development Company:
NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), will be held on June 30, 2010 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002, to consider and vote on the following matters as more fully described in the accompanying proxy statement:
1.	To elect two Class I Directors of the Company, each such director to hold office until the 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.	To approve a proposal to authorize the Company to sell shares of its common stock at a price below net asset value per share, subject to certain conditions;

3.	To approve a proposal to authorize the Board of Directors to withdraw the Company’s election to be treated as a business development company under the Investment Company Act of 1940;

4.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2010; and

5.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record as of the close of business on May 25, 2010 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).
By Order of the Board of Directors of the Company,
David J. Shladovsky
Secretary
May 28, 2010
Houston, Texas

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863
PROXY STATEMENT
2010 ANNUAL MEETING OF STOCKHOLDERS
JUNE 30, 2010
This proxy statement is being sent to you by the Board of Directors of Kayne Anderson Energy Development Company, a Maryland corporation (the “Company,” “we,” “us,” or “our”). The Board of Directors is asking you to complete, sign, date and return the enclosed proxy card, permitting your votes to be cast at the annual meeting (the “Annual Meeting”) of stockholders called to be held on June 30, 2010 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002. Stockholders of record at the close of business on May 25, 2010 (the “Record Date”) are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and enclosed proxy are first being mailed to stockholders on or about June 4, 2010.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2010: You should have received our Annual Report to stockholders for the fiscal year ended November 30, 2009. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 1-877-657-3863. The report will be sent to you without charge. Our reports can be accessed on our website (www.kaynefunds.com/KedSECFilings.php) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).
KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P., (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises us pursuant to our investment management agreement. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. At March 31 2010, Kayne Anderson managed approximately $9.0 billion, including $7.5 billion in securities of energy companies. Kayne Anderson may be contacted at the address listed above.

PROPOSAL ONE
ELECTION OF DIRECTORS
Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III) of equal size. We currently have six directors.

Class	Term*	Directors
I	3-year term until 2010	Albert L. Richey
Robert V. Sinnott

II	3-year term until 2011	William R. Cordes
Barry R. Pearl

III	3-year term until 2012	Kevin S. McCarthy
William L. Thacker

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his successor has been duly elected and qualified.
The directors whose terms are expiring at this year’s Annual Meeting are the Class I directors, Albert L. Richey and Robert V. Sinnott. The Board has nominated them for re-election at the Annual Meeting, each to serve for a term of three years (until the 2013 Annual Meeting of Stockholders) and until his successor has been duly elected and qualified.
The Board knows of no reason why any of the nominees listed below will be unable to serve, and each nominee has consented to serve if elected. If any of the nominees are unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for other persons designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of each of Messrs. Richey and Sinnott as our directors.
The following tables set forth each nominee’s and each remaining director’s name and age; position(s) with us and length of time served; principal occupation during the past five years; and other directorships held during the past five years. The address for all nominees and directors is 717 Texas Avenue, Suite 3100, Houston, Texas, 77002. Additional biographical information on each nominee and remaining director follows the table.
The directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of Kayne Anderson or our underwriters in offerings of our securities from time to time, as defined in the 1940 Act, are referred to herein as “Independent Directors.” None of our Independent Directors, nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates.
For information regarding the Fund’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed Term of		Fund Complex(1)	Other Directorships
Name	Office/	Principal Occupations During Past	Overseen by	Held by Director During
(Year Born)	Time of Service	Five Years	Director	Past Five Years

Albert L. Richey (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006.	Vice President of Anadarko Petroleum Corporation since 2008; Vice President of Corporate Development from 2005 to 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	1	Current: • Boys & Girls Clubs of Houston • Boy Scouts of America

(1)
The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, KAFA, and, as a result, as of February 28, 2010, the Fund Complex included Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), both closed-end investment companies registered under the 1940 Act that are managed by KAFA.

NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed Term of		Fund Complex	Other Directorships
Name	Office/	Principal Occupations During Past	Overseen by	Held by Director During
(Year Born)	Time of Service	Five Years	Director	Past Five Years

Robert V. Sinnott (1) (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since 2006.	President, Chief Investment Officer and Senior Managing Director of Energy Investments of KACALP since 1992.	1	Current: • Plains All American Pipeline, L.P. (pipeline MLP)

(1)	Mr. Sinnott is an “interested person” of the Company because he is employed as the President of KACALP.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed Term of		Fund Complex	Other Directorships
Name	Office/	Principal Occupations During Past	Overseen by	Held by Director During
(Year Born)	Time of Service	Five Years	Director	Past Five Years

William R. Cordes	Director. 3-year term	Retired from Northern Border Pipeline	1	Current:
(born 1948)	(until the 2011 Annual Meeting of Stockholders). Served since 2008.	Company in April 2007 after serving as President from October 2000 to April 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.		• Boardwalk Pipeline Partners, LP (pipeline MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl	Director. 3-year term	Executive Vice President of Kealine, LLC,	1	Current:
(born 1949)	(until the 2011 Annual Meeting of Stockholders). Served since 2006.	a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Energy LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO Partners, L.P. from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.		• Targa Resources Partners LP (midstream MLP) • Magellan Midstream Partners, L.P. (midstream MLP) Prior: • Seaspan Corporation (containership chartering) • TEPPCO Partners, L.P. (midstream MLP)

William L. Thacker	Director. 3-year term	Retired from the Board of Texas Eastern	1	Current:
(born 1945)	(until the 2011 Annual Meeting of Stockholders). Served since 2006.	Products Pipeline Company, LLC in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.		• Copano Energy, L.L.C. (midstream MLP) • Mirant Corporation (electricity generation and sales) Prior:
• Pacific Energy Partners, L.P. (midstream MLP)

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed Term of		Fund Complex	Other Directorships
Name	Office/	Principal Occupations During Past	Overseen by	Held by Director During
(Year Born)	Time of Service	Five Years	Director	Past Five Years

Kevin S. McCarthy	Chairman of the Board of	Senior Managing Director of KACALP	3	Current:
(1)(2) (born 1959)	Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since 2006.	since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN and KYE since inception (KYN inception in 2004 and KYE inception in 2005). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.
•      KYN

•      KYE

•      Range Resources Corporation (oil and natural gas company)

•      Clearwater Natural Resources, LLC (coal mining)

•      Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•      ProPetro Services, Inc. (oilfield services)

(1)	Mr. McCarthy is an “interested person” of the Company because he is employed as a Senior Managing Director with KACALP and KAFA.

(2)	Mr. McCarthy currently serves on the Boards of Directors of KYN and KYE.
DIRECTOR COMPENSATION
Pursuant to its charter, our Nominating, Corporate Governance and Compensation Committee, which is established by our Board, is responsible for overseeing the compensation of our Independent Directors. The following table sets forth the compensation paid by us during the fiscal year ended November 30, 2009 to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.

Fees Earned or
Paid in Cash
Name	(Total Compensation)
Independent Directors
William R. Cordes	$71,000
Barry R. Pearl	$72,000
Albert L. Richey	$67,000
William L. Thacker	$71,000
Interested Directors
Kevin S. McCarthy(1)	None
Robert V. Sinnott	None

(1)	Mr. McCarthy is the only one of our directors who also serves on the Boards of Directors of KYN and KYE, the other funds in the fund complex.
Our directors and officers who are “interested persons” because of their employment by Kayne Anderson, including all our executive officers, serve without any compensation from us. Each of our Independent Directors receives a $55,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended as follows: $2,000 per Board meeting; $1,000 per Audit Committee meeting; and $1,000 for other committee meetings. The Chairman of the Audit Committee receives an additional $5,000 annually for serving as Chairman. Committee meeting fees are not paid unless the meeting is separate from regular full Board meetings and exceeds 15 minutes in duration. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

COMMITTEES OF THE BOARD OF DIRECTORS
Our Board has three standing committees: (1) the Audit Committee, (2) the Valuation Committee and (3) the Nominating, Corporate Governance and Compensation Committee.
Audit Committee
The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board approval). The members of our Audit Committee are William R. Cordes, Albert L. Richey and William L. Thacker, each of whom is independent for purposes of the 1940 Act and applicable New York Stock Exchange (the “NYSE”) Corporate Governance Listing Standards. Mr. Cordes currently serves as Chairman of the Audit Committee. The Board has determined that William R. Cordes, Albert L. Richey and William L. Thacker each qualify as an “audit committee financial expert” (as defined in Item 407(d)(5) of Regulation S-K
Valuation Committee
The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. The members of our Valuation Committee are Barry R. Pearl, Albert L. Richey, William L. Thacker and Kevin S. McCarthy, each of whom, except for Mr. McCarthy, is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing Standards.
Nominating, Corporate Governance and Compensation Committee
The Nominating, Corporate Governance and Compensation Committee is responsible for appointing and nominating all persons to the Board, overseeing the composition of the Board and the implementation of our corporate governance policies and overseeing the compensation of the Independent Directors. Our Board has adopted a charter for the Nominating, Corporate Governance and Compensation Committee (the “Nominating, Corporate Governance and Compensation Committee Charter”), which is available on our website (www.kaynefunds.com). Our corporate governance guidelines are also available on our website and in print to any stockholder who requests them. The members of the Nominating, Corporate Governance and Compensation Committee are William R. Cordes, Barry R. Pearl, Albert L. Richey and William L. Thacker, each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing Standards. If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating, Corporate Governance and Compensation Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. Prior to making a final recommendation to the Board, the Nominating, Corporate Governance and Compensation Committee may conduct personal interviews with the candidates it concludes are the most qualified.
The Nominating, Corporate Governance and Compensation Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating, Corporate Governance and Compensation Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, our management, our investment adviser and our counsel, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. Prior to making a final recommendation to the Board, the Nominating, Corporate Governance and Compensation Committee may conduct personal interviews with the candidates it concludes are the most qualified. As set forth in the Nominating, Corporate Governance and Compensation Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:
•	the candidate’s knowledge in matters relating to the investment company and to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•
the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•
the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from our service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•
such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating, Corporate Governance and Compensation Committee also considers issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity; however, the Board and the Committee believe that it is important that the Board members represent diverse viewpoints.
The Nominating, Corporate Governance and Compensation Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to our Secretary, at our address, 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders); (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating, Corporate Governance and Compensation Committee in evaluating the candidate. Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating, Corporate Governance and Compensation Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating, Corporate Governance and Compensation Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating, Corporate Governance and Compensation Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating, Corporate Governance and Compensation Committee is accepting recommendations, at which point they may be considered for nomination. The Nominating, Corporate Governance and Compensation Committee met two times during the fiscal year.
The Nominating, Corporate Governance and Compensation Committee also reviews with management our Compensation Discussion and Analysis to be included in proxy statements and other filings.

Board of Director and Committee Meetings Held
The following table shows the number of meetings held for the Company during the fiscal year ended November 30, 2009:

Board of Directors	4
Audit Committee	4
Valuation Committee	4
Nominating, Corporate Governance and Compensation Committee.	1
All directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to Board member attendance at annual meetings.
Please refer to “Corporate Governance” on page 30 below for a review of the Board’s leadership structure, role in risk oversight and other matters.
INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES OR SKILLS
The Board believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each of the directors has served on boards for organizations other than the Company, and each of the directors has served on the Board of the Company for a number of years. They therefore have substantial boardroom experience and, in their service to the Company, have gained substantial insight as to the operation of the Company and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.
In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.
Information about Independent Directors
William R. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes currently serves on the Board of Directors of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee, and he has served on the board of the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Barry R. Pearl is Executive Vice President of Kealine LLC (and its affiliate WesPac Energy LLC), a private developer and operator of petroleum infrastructure facilities. Mr. Pearl is a member of the Board of Directors of Targa Resources Partners LP, where he serves as Chairman of the Audit and Conflicts Committee. Mr. Pearl is also a member of the Board of Directors of Magellan Midstream Partners, L.P., where he serves as a member of the Audit Committee. From 2006 to 2010 Mr. Pearl was a member of the Board of Directors of Seaspan Corporation. Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO Partners, L.P. (“TEPPCO”) in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.
Albert L. Richey is a Vice President at Anadarko Petroleum Corporation. From 2005 through 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. He serves as a member of the Board of Directors for the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.
William L. Thacker is a member of the Board of Directors of Copano Energy, L.L.C., where he serves as Chairman of the Board of Directors, and as a member of the Compensation and Nominating and Governance Committees. Mr. Thacker is a member of the Board of Directors of Mirant Corporation where he serves as Chairman of the Compensation Committee. From April 2004 until November 2006 he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly-traded energy companies.

Information about Interested Directors
Kevin S. McCarthy serves as the Company’s Chairman, President, Chief Executive Officer and co-portfolio manager. Since July 2004, he has served as the Chairman, President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company, and since May 2005, he has served as the Chairman, President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981 and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.
Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of KACALP. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, L.P. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as Director of Corporate Finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and Debt Analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University. Mr. Sinnott’s extensive experience investing in energy companies and serving as a board member of a public MLP enable him to provide valuable insights to the Board.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD.

PROPOSAL TWO

APPROVAL TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW
NET ASSET VALUE PER SHARE
Summary
The 1940 Act prohibits the Company from selling shares of its common stock at a net price, after deducting underwriting fees and offering expenses, below the current net asset value (“NAV”) per share of such stock, except with the consent of a majority of its common stockholders or under certain other circumstances. The Company may be presented with potential investments that KAFA believes are sufficiently attractive to justify selling shares of the Company’s common stock at a price below its then-current NAV per share, which could be made only if the Company raises additional capital in that manner. The Board of Directors is seeking the required stockholder approval so the Company may sell shares of its common stock at a price below its then-current NAV per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the date of the Company’s 2011 Annual Meeting of Stockholders, which is expected to be held in June 2011.
Rationale
The Company expects that it will be periodically presented with opportunities to acquire securities at attractive prices that may lead to an increase in NAV over the long term, including securities of privately-held companies and publicly traded securities purchased at a discount to current market value in negotiated transactions. The Company believes that having the ability to issue its common stock at a price below NAV could benefit its stockholders by providing it the flexibility to enter into such negotiated transactions, which have the potential to increase the Company’s NAV per share over the long term.
These negotiated transactions often require the Company to commit capital in a relatively short period of time, and such commitments cannot be contingent upon future financings. Because the Company generally attempts to remain fully invested and it does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it is confident that it can raise equity capital without seeking stockholder approval on a case by case basis.
NAV and Share Price History of the Company’s Common Stock
The Company’s common stock has traded both at a premium and at a discount in relation to its NAV. The following table sets forth a comparison of the Company’s NAV per share and the comparable closing price of the Company’s common stock, as reported on the NYSE as of the last day of each fiscal quarter since the inception of the Company.

		Closing	Premium/
Date	NAV	Price	(Discount)
February 28, 2010	$17.03	$15.07	(12)%
November 30, 2009	16.58	13.53	(18)
August 31, 2009	16.02	11.64	(27)
May 31, 2009	15.70	12.33	(21)
February 28, 2009	15.23	9.09	(40)
November 30, 2008	16.10	9.63	(40)
August 31, 2008	22.19	22.85	3
May 31, 2008	23.51	23.87	2
February 29, 2008	23.41	23.76	1
November 30, 2007	24.39	23.14	(5)
August 31, 2007	24.65	25.10	2
May 31, 2007	25.52	26.41	3
February 28, 2007	25.01	24.95	0
November 30, 2006	24.19	22.32	(8)

Conditions for Selling the Company’s Common Stock at a Price Below NAV
If this proposal is approved, the Company does not anticipate selling its common stock at a price below its NAV unless it has identified attractive near-term investment opportunities that KAFA reasonably believes will lead to a long-term increase in NAV. In determining whether or not to sell additional shares of the Company’s common stock at a price below the NAV per share, the Board of Directors will have duties to act in the best interest of the Company and its stockholders. To the extent the Company issues shares of its common stock at a price below NAV in a publicly registered transaction, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.
The Company will only sell shares of its common stock at a price below NAV per share if both of the following conditions are met:
1.
A majority of the Company’s Independent Directors makes a determination, based on information and a recommendation from KAFA, that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in NAV.

2.
Immediately following the offering of common stock, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company’s common stock, as determined at any time within two business days of pricing of the common stock to be sold, would not have been diluted by greater than a total of 5% of such value per share of all outstanding common stock. The Company will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold in one transaction (or a series of related transactions) together would not result in dilution of the NAV per share of the Company’s common stock in excess of the 5% limitation.

Factors to Consider
Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at a price less than NAV per share on the NAV per share of common stock then-outstanding. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. Common stockholders should also consider that holders of the Company’s common stock have no subscription, preferential or pre-emptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding.
The two examples below assume that the Company has an NAV of $17.50 per share with 10.0 million shares outstanding and that the underwriting fees, commissions and expenses are 5% of the gross offering price per share.
Example 1. A gross offering price of $15.75 per share (10% below NAV) would result in a net offering price of $14.96 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Company could issue in this example is 5.1 million shares before reaching the cap of 5% dilution to NAV per share, or $0.88 per share.
Example 2. A gross offering price of $14.00 per share (20% below NAV) would result in a net offering price of $13.30 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the Company could issue in this example is approximately 2.6 million shares before reaching the cap of 5% dilution to NAV per share, or $0.88 per share.
As discussed above, the Company will only sell shares of its common stock at a net price below NAV per share so long as the relevant offering would not result in dilution of the NAV per share in excess of 5%. However, it is possible that the Company could effect multiple offerings of its common stock, each of which would meet the 5% limitation, but which would cumulatively result in a dilutive effect of greater than 5% of the NAV per share. The Company intends to consider any series of related transactions as one transaction for the purposes of the 5% limit on NAV dilution.

Example of Dilutive Effect of Issuance of Shares Below NAV

The following tables illustrates the reduction to NAV and the dilution experienced by Stockholder A following the sale of 1,000,000 shares of common stock at $15.75 per share (10% below NAV) and that underwriting fees, commissions and expenses are equal to 5% of the gross offering price per share.

	Prior to Sale	Following Sale	Percentage
	Below NAV	Below NAV	Change

Reduction to NAV
Total Shares Outstanding	10,000,000	11,000,000	10.00%
NAV per Share	$17.50	$17.27	-1.31%

Dilution to Stockholder A
Shares Held by Stockholder A (1)	100,000	100,000	0.00%
Percentage Held by Stockholder A	1.00%	0.91%	-9.09%
NAV Attributable to Interests of Stockholder A	$1,750,000	$1,727,000	-1.31%

(1) Assumes that Stockholder A does not purchase additional shares in the equity offering of shares below NAV.

The issuance of the additional shares of common stock will also have an effect on the gross amount of management fees paid by the Company to KAFA. The Company’s investment advisory agreement with KAFA provides for a management fee payable to KAFA as compensation for managing the investment portfolios of the Company computed as a percentage of assets under management. The increase in the Company’s asset base that would result from any issuance of shares of common stock proposed to be authorized by common stockholders in this proposal would increase assets of the Company under management, and would cause a corresponding increase in the gross amount of management fees paid to KAFA, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of the Company’s asset base and number of shares outstanding, the Company may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ALLOW THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW NAV PER SHARE.

PROPOSAL THREE
APPROVAL TO AUTHORIZE THE BOARD TO WITHDRAW THE COMPANY’S ELECTION
TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY
UNDER THE INVESTMENT COMPANY ACT OF 1940
Summary
The Company is a non-diversified, closed-end management investment company that, in connection with its initial public offering, elected to be treated as a business development company (“BDC”) as defined in Section 54 of the 1940 Act. As a BDC, the Company is subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets” (the “70% Test”). See “Background — Description of Qualifying Assets and EPCs” below for the definition of qualifying assets. The Company has satisfied the 70% Test by owning eligible portfolio companies (“EPCs”), which are generally defined as private companies with a principal place of business in the United States.
On May 12, 2010, the Board unanimously approved the proposal to authorize the Company to withdrawal its election to be treated as a BDC under the 1940 Act. If the Company’s stockholders approve this proposal, the withdrawal will become effective upon receipt by the SEC of the Company’s election to withdraw. Upon such withdrawal, the Company will become fully subject to the provisions of the 1940 Act that regulate closed-end investment companies.
In making this recommendation, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Adviser and the Board support this proposal for the following reasons: (i) to provide the Company with more flexibility in meeting its investment objective, (ii) to ensure that the Company has the ability to obtain sources of leverage on reasonable terms, and (iii) to maintain adequate liquidity to repay a portion of the Company’s outstanding leverage in the event of a market downturn.
If this proposal is approved, the Company would remain a non-diversified closed-end management investment company under the 1940 Act. The Company’s investment objective would remain unchanged, but it would no longer be required to meet the 70% Test and other provisions of the 1940 Act applicable only to BDCs. See “Impact of Withdrawal of Election” for a summary of the changes if this proposal is approved. Additionally, if this proposal is approved and the BDC election is withdrawn, the Company’s investment management agreement with its Adviser will be amended to remove the incentive fee paid to the Adviser (see “Related Amendment of Investment Management Agreement to Remove Incentive Fee”).
The 1940 Act provides that a BDC may not change the nature of its business, so as to cease to be or withdraw its election as a BDC, unless it receives the approval of a majority of its issued and outstanding voting securities. Accordingly, the Company is hereby seeking stockholder authorization to approve the withdrawal of the Company’s election to be treated as a BDC.
The Company has undertaken several steps to meet the requirements for withdrawal of its election to be treated as a BDC, including: (i) preparing a plan of operations in contemplation of such a change to the status of the Company, and (ii) consulting with outside counsel as to the requirements for withdrawing its election as a BDC. As of the date hereof, the Company believes that it meets the requirements for filing an application to withdraw its election to be treated as a BDC.
Reasons for the Proposed Withdrawal of the Company as a BDC
Increased Flexibility to Achieve Investment Objective
The Company’s investment objective is to generate both current income and capital appreciation. Under the current restrictions applicable to BDCs, the Company may not be able to optimize its portfolio to achieve the highest level of current income and capital appreciation under certain market conditions. For example, over the past several quarters, the Company has not identified any additional private MLPs that offer sufficient risk-adjusted returns and that are also consistent with its investment objectives. As a result, during that time period, it has invested a substantial portion (21%) of its portfolio in debt securities of private energy companies. While these debt securities have provided very attractive returns over the past four quarters, the potential returns going forward may be less than the potential returns the Company could achieve by purchasing securities of publicly traded companies. For example, the Company is not currently able to invest more than 30% of its portfolio in public MLPs, even if it believes that public MLPs have better risk-adjusted returns than its portfolio of debt securities of private energy companies. The Board believes that it is in the best interests of the Company to be able to modify its portfolio allocation based on market conditions at such time and based on the relative risk-adjusted returns of its target investments, without being constrained by the 70% Test.

The Company believes that the terms of the New Credit Facility (as defined below) may make it more favorable for the Company to finance new investments in private MLPs with the issuance of additional equity rather than through borrowing under the New Credit Facility. Further, the Board believes that in most instances it would not be prudent to commit capital to invest in a private MLP without financing a substantial portion of such investment through the issuance of equity in advance of making such a commitment. Under its current status as a BDC, the Company would be required to keep substantially all of the proceeds of such equity offering in cash or cash equivalents, which would have the effect of lowering the per share net investment income and cash provided by operating activities of the Company prior to the ultimate investment of such proceeds in private MLPs. By approving this proposal, it would provide the Company with the flexibility to temporarily invest the proceeds of an equity offering in more liquid securities (such as equity securities of public MLPs), which would earn a higher return than cash or cash equivalents and increase the likelihood of issuing equity prior to the identification of new private MLP investment opportunities. Additionally, the Company believes that it will be more successful in sourcing new private MLP opportunities if it has equity financing in place as a result of the flexibility provided by this proposal.
If this proposal is approved, the Company’s investment objective would remain unchanged, and its target mix of portfolio investments would be revised as follows: Under normal market conditions, the Company’s portfolio investments will be allocated (i) between 50% and 70% in private MLPs, (ii) between 30% and 50% in public MLPs and (iii) between 0% and 20% in debt securities of public and private energy companies. The Company expects, based on market conditions as of the date of this proxy statement, to reduce its holdings of debt securities by approximately 5% to 10% and increase its holdings of public MLPs by 5% to 10%. Such allocations may change if the Company finds an opportunity to invest in a private MLP that meets its investment objectives.
Increased Ability to Utilize Leverage
The Company intends to continue utilizing leverage to enhance the total returns of its portfolio. While the Company has the ability to utilize various forms of leverage — including a credit facility, senior notes and other borrowings, as well as preferred stock — historically, it has only been able to access leverage at attractive costs through its credit facility. The Company currently expects to use leverage in an aggregate amount equal to 20% to 30% of total assets (inclusive of assets obtained through such leverage). At February 28, 2010, the Company had $61 million borrowed on a senior secured revolving credit facility (25% of total assets).
During the credit crisis of late 2008 and 2009, access to credit through the bank market became more restrictive and more expensive. In fact, the BDC that the Company has historically considered to be its closest peer in terms of investment objectives and portfolio composition was not able to renew its credit facility and was required to liquidate a portion of its portfolio holdings in order to repay in full its credit facility. The Company believes it is important to hold a larger portion of its portfolio in public securities in order to manage leverage during market downturns. During the market volatility experienced in 2008 and 2009, the Company was able to manage its leverage ratios by monetizing a portion of such holdings to repay borrowings.
The Company recently announced that it has entered into a new senior secured revolving credit facility (the “New Credit Facility”). The New Credit Facility substantially reduced the borrowing base attributable to the private MLPs held by the Company (the “Unquoted Borrowing Base”) and contains a provision that would increase the cost of such facility if the outstanding borrowings exceed the borrowing base of the “quoted securities,” which are generally defined as publicly traded MLPs and quoted debt investments held by the Company (the “Quoted Borrowing Base”). This provision increases the annual interest rate paid by the Company by 1.0% (from LIBOR plus 2.0% to LIBOR plus 3.0%). Under normal market conditions, the Company does not anticipate that outstanding borrowings will exceed the Quoted Borrowing Base due to the high incremental cost of borrowing against the Unquoted Borrowing Base.
During the process of establishing the New Credit Facility, the Company came to believe that the lenders are very reluctant to lend against equity investments in private companies and, generally speaking, are more hesitant to lend to BDCs than to other closed-end funds. The Company believes that it was able to secure the New Credit Facility at attractive rates in large part due to the liquidity characteristics of the quoted securities in the Company’s portfolio. If the Company’s portfolio had been predominately illiquid securities, the terms of the New Credit Facility would have been much less favorable, and the Company may not have been able to secure a new facility.

Background
Description of Qualifying Assets and EPCs
As a BDC, the Company is generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of its total assets (excluding deferred tax assets) are qualifying assets. Qualifying assets generally include securities of EPCs, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the 1940 Act, an EPC includes (i) all private companies whose securities are not listed on a national securities exchange (including certain follow-on investments in companies that were EPCs at the time of the Company’s initial investment but that no longer meet the test to be considered an EPC), and (ii) domestic operating companies with securities listed on a national securities exchange so long as their market capitalization is less than $250 million (computed as of any date in the 60-day period prior to the BDC’s acquisition of the company’s securities).
Portfolio Investments
The Company’s long-term investments as of February 28, 2010 were as follows:

	Amount	Percent of Long-Term
	($ in millions)	Investments	Considered an EPC
Private MLPs	$94	45%	Yes
Publicly Traded MLP and MLP Affiliates	72	34	No(1)
Debt Investments	45	21	Yes

	$211	100%

(1)
Certain of the Company’s publicly-traded MLP and MLP affiliate investments are considered EPCs (i.e., they had a market capitalization of less than $250 million at the time of purchase). As of February 28, 2010, $9.0 million of such investments met this criterion.

Impact of Withdrawal of Election
If the proposal is approved, the Company’s structure will remain largely unchanged. The Company will remain subject to the applicable provisions of the 1940 Act. Rather than being subject to special 1940 Act provisions that are specific to BDCs, the Company will instead be fully subject to the provisions of the 1940 Act applicable to a non-diversified closed-end management company (a “closed-end fund”). Many of the key legal provisions that relate to closed-end funds also apply to BDCs. The following table outlines certain key similarities and differences in the structure and governance of the Company if the proposal is approved:

	Before Proposed Change	After Proposed Change
Type of Fund	BDC	Closed-end fund
Governed by the 1940 Act	Yes	Yes
Subject to the 70% Test	Yes	No
Annual Base Management Fee(1)	1.75%	1.75%
Incentive Management Fee	Yes	No
Maximum Leverage under 1940 Act(2)	50%	33%
Independent Directors	Majority	Majority
Tax Status	C-corporation	C-corporation
Distribution Policy	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Unrelated Business Taxable Income (UBTI)	No	No

(1)	As a percentage of average total assets

(2)	Under the 1940 Act, the Company’s outstanding indebtedness may not exceed 50% of its total assets as a BDC and 33% of its total assets as a closed-end fund.

If the proposal is approved, the Company’s distribution policy would remain unchanged, and no impact is expected on the amount or frequency of the Company’s distributions as a result of withdrawing its BDC election. The Company would no longer file certain current and periodic reports it has been filing under the Securities Exchange Act of 1934, as amended (the “1934 Act”), such as Forms 8-K, 10-Q, and 10-K. Instead, the Company would file quarterly schedules of investments, and annual and semi-annual reports, all as required for closed-end investment companies. In addition to those filing requirements, the Company intends to file quarterly reports including its schedule of investments, statement of assets and liabilities, statement of operations, statement of cash flows and notes to its financial statements. The Company would not be obligated to meet the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.
Related Amendment of the Investment Management Agreement to Remove the Incentive Fee
The Company’s current investment management agreement with the Adviser provide for (i) a base management fee at an annual rate of 1.75% of average total assets (the “Base Management Fee”) and (ii) an incentive fee payable to the Adviser. As a BDC, the Company is permitted to pay the Adviser an incentive fee. Such fee consists of two parts. The first part of the incentive fee (the “Net Investment Income Fee”) equals 20% of the excess, if any, of net investment income (as adjusted) over a quarterly hurdle rate equal to 1.875% (7.50% annualized) of average net assets for the quarter. The second part of the incentive fee (the “Capital Gains Fee”) equals (1) 20% of (a) cumulative net realized capital gains less (b) any unrealized capital losses at such time, less (2) the aggregate amount of all Capital Gains Fees paid to KAFA in prior periods. Please refer to Footnote 6 of the Company’s 10-K for the year ended November 30, 2009 for a description of the incentive fees payable to the Adviser.
Such incentive fee is prohibited if the Company is a closed-end fund and, as a result, the Company would amend its investment management agreement to remove the incentive fee provisions once it no longer is treated as a BDC under the 1940 Act, leaving only the base fee mentioned above. There would be no change to the Base Management Fee.
Timeline for Withdrawal
If the Company’s stockholders approve this proposal, the withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal on Form N-54C. It is anticipated that such application for withdrawal will be submitted as soon as practicable after the stockholders approve this proposal.
Once the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to its capital structure and portfolio holdings.
Vote Required
The 1940 Act provides that a BDC may not withdraw its election as a BDC unless it receives the approval of the holders of a majority of its outstanding voting securities. For purposes of this proposal, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Company are present or represented by proxy or (ii) more than 50% of the voting securities, whichever is less. All abstentions and broker non-votes will be considered a vote against this proposal.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD TO WITHDRAW THE COMPANY’S ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940.

PROPOSAL FOUR
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee and the Board of Directors of the Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending November 30, 2010 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.
PricewaterhouseCoopers LLP has audited the financial statements of the Company since inception and has informed us that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.
A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.
The Audit Committee normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
INDEPENDENT ACCOUNTING FEES AND POLICIES
Audit and Related Fees
Audit Fees. The aggregate fees billed to us by PricewaterhouseCoopers LLP during fiscal years 2009 and 2008 for professional services rendered with respect to the audit of our financial statements were $320,000 and $282,000, respectively.
Audit-Related Fees. We were not billed by PricewaterhouseCoopers LLP for any fees for assurance and related services reasonably related to the performance of the audits of our annual financial statements for either of the past two fiscal years.
Tax Fees. For professional services for tax compliance, tax advice and tax planning for fiscal years 2009 and 2008, we were billed by PricewaterhouseCoopers LLP for fees in the amounts of $181,000 and $206,000, respectively.
All Other Fees. We were not billed by PricewaterhouseCoopers LLP for any fees for services other than those described above during either of the past two fiscal years.
Aggregate Non-Audit Fees. We were not billed by PricewaterhouseCoopers LLP for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither Kayne Anderson nor any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to us, was billed by PricewaterhouseCoopers LLP for any non-audit services during either of the last two fiscal years.
Audit Committee Pre-Approval Policies and Procedures
Before the auditor is (i) engaged by us to render audit, audit related or permissible non-audit services to us or (ii) with respect to non-audit services to be provided by the auditor to Kayne Anderson or any entity in the investment company complex, if the nature of the services provided relate directly to our operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to us and to Kayne Anderson (with respect to our operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to us or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.
AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of the Company is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of four Directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Company’s website (www.kaynefunds.com). Each committee member is “independent” as defined by New York Stock Exchange listing standards.
The Audit Committee, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.
Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K.
Submitted by the Audit Committee
William R. Cordes
Albert L. Richey
William L. Thacker

BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS
The following table sets forth each of our officer’s name; position(s) with us and length of time served; principal occupation during the past five years; and other directorships. The address for all of our officers is 717 Texas Avenue, Suite 3100, Houston, TX 77002. Except for Ron M. Logan, Jr., all of our officers currently serve in identical offices with KYN and KYE, both closed-end investment companies registered under the 1940 Act that are managed by KAFA. Additional biographical information on each officer follows the table.
Officers

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed Term of		Fund Complex	Other Directorships
Name	Office/	Principal Occupations During Past	Overseen by	Held by Director During
(Year Born)	Time of Service	Five Years	Director	Past Five Years

Kevin S. McCarthy (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN and KYE since inception (KYN inception in 2004 and KYE inception in 2005). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	3
•      KYN

•      KYE

•      Range Resources Corporation (oil and natural gas company)

•      Clearwater Natural Resources, LLC (coal mining)

•      Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•      ProPetro Services, Inc. (oilfield services)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since inception.	Chief Financial Officer and Treasurer of KYN and KYE since December 2005. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	3	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004 and of KYE since 2005.	3	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000. Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KYE since 2005. Executive Vice President of KYE since June 2008	3	None

Ron M. Logan (born 1960)	Senior Vice President. Elected annually. Served since September 2006.	Managing director KACALP and KAFA since September 2006. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	1	• VantaCore Partners, LP (aggregates MLP) • Clearwater Natural Resources, LLC (coal mining)

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Executive Vice President of KYN and KYE since June 2008 and Vice President of KYN from 2005 to 2008 and of KYE from 2005 to 2008.	3	• ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies)

Kevin S. McCarthy serves as the Company’s Chairman, President, Chief Executive Officer and co-portfolio manager. Since July 2004, he has served as the Chairman, President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company, and since May 2005, he has served as the Chairman, President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981 and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
Terry A. Hart serves as our Chief Financial Officer and Treasurer. Mr. Hart has served as the Chief Financial Officer of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc. since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller. Mr. Hart earned a BS in Accounting from Southern Illinois University in 1991 and an MBA from the University of Illinois in 1999.
David J. Shladovsky serves as our Secretary and Chief Compliance Officer. Since July 2004, he has served as Secretary and Chief Compliance Officer of Kayne Anderson MLP Investment Company and since May 2005, he has served as Secretary and Chief Compliance Officer of Kayne Anderson Energy Total Return Fund, Inc. Mr. Shladovsky has served as a Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Prior to joining Kayne Anderson in 1997, Mr. Shladovsky was in the private practice of corporate and securities law, most recently as corporate counsel to Hughes Hubbard & Reed, LLP. Mr. Shladovsky earned a BA in Economics from Brandeis University and a JD from the Boston University School of Law in 1985.
J.C. Frey serves as our Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager. Mr. Frey has been a Senior Managing Director of KACALP since 2004 and of KAFA since 2006. Since July 2004, he has served as co-portfolio manager, Vice President (Executive Vice President since 2008), Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company and since May 2005, he has served as co-portfolio manager, Vice President (Executive Vice President since 2008), Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund, Inc. Mr. Frey began investing in energy company securities on behalf of Kayne Anderson in 1998 and has served as portfolio manager for several of KACALP funds since their inception in 2000. Prior to joining KACALP in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey earned a BS degree in Accounting from Loyola Marymount University in 1990 and a Master’s degree in Taxation from the University of Southern California in 1991.
Ron M. Logan, Jr. serves as our Senior Vice President. Prior to joining KACALP in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA from The University of Chicago in 1994.
James C. Baker serves as our Executive Vice President. Mr. Baker is a Senior Managing Director of KACALP and of KAFA and is Executive Vice President of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc. Prior to joining KACALP in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

COMPENSATION DISCUSSION AND ANALYSIS
Pursuant to an investment management agreement between KAFA (our external manager) and us, our external manager is responsible for supervising the investments and reinvestments of the Company’s assets. Our external manager, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. We pay management fees to our external manager for its advisory and other services performed under the investment management agreement.
Our executive officers who manage our regular business are employees of our external manager or its affiliates. Accordingly, we do not pay any salaries, bonuses or other compensation to our executive officers. We do not have employment agreements with our executive officers. We do not provide pension or retirement benefits, perquisites, or other personal benefits to our executive officers. We do not maintain any compensation plans under which our equity securities are authorized for issuance. We do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.
The investment management agreement does not require our external manager to dedicate specific personnel to fulfilling its obligation to us under the investment management agreement, or require personnel to dedicate a specific amount of time. In their capacities as executive officers or employees of our external manager or its affiliates, they devote a portion of their time to our affairs as required for the performance of the duties of our external manager under the investment management agreement.
Our executive officers are compensated by our external manager. We understand that our external manager takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of our executive officers receive compensation for services performed for various investment funds of our external manager. However, our external manager cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers that relates exclusively to their services to us.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth as of March 31, 2010 the number of shares of our common stock beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC, as of March 31, 2010 we are aware of two persons who beneficially own more than 5% of our outstanding common stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

	Number of	Percent of
Name of Beneficial Owner of Common Stock	Shares	Class(1)
Independent Directors
William R. Cordes	2,000	*
Barry R. Pearl	4,537	*
Albert L. Richey	12,561	*
William L. Thacker	2,000	*
Interested Director
Kevin S. McCarthy(2)	25,540	*
Robert V. Sinnott(2)	29,000	*
Executive Officers
Terry A. Hart	1,256	*
David. J. Shladovsky	1,739	*
J.C. Frey	11,764	*
Ron M. Logan, Jr.	497
James C. Baker	9,790	*
All Directors and Executive Officers as a Group (11 persons)	100,684	*
Cedar Hill and Associates 120 South LaSalle St, Suite 1750 Chicago, IL 60603-3447	1,027,328	10.1%

Burgundy Asset Management Ltd. 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3 Canada	800,266	7.9%

*	Less than 1% of class.

(1)	Based on 10,190,383 shares of common stock outstanding as of March 31, 2010.

(2)
Does not include 60 shares of our common stock held by KAFA, a subsidiary of KACALP, a limited partnership in which Messrs. McCarthy and Sinnott are each a Senior Managing Director and each have ownership interests, because neither of them individually or acting together may exercise voting or investment power with respect to such shares. We believe by virtue of these arrangements Messrs. McCarthy and Sinnott should not be deemed to have indirect beneficial ownership of such shares.

The following table sets forth the dollar range of our equity securities beneficially owned by our directors and the nominees as of March 31, 2010 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act).

Aggregate Dollar
Range (1) of Equity
Securities in All
Registered Investment
	Dollar Range (1) of	Companies (2)
	Our Equity	Overseen by Director
Director	Securities	in Fund Complex(3)
Independent Directors
William R. Cordes	$10,001-$50,000	$10,001-$50,000
Barry R. Pearl	$50,001-$100,000	$50,001-$100,000
Albert L. Richey	Over $100,000	Over $100,000
William L. Thacker	$10,001-$50,000	$10,001-$50,000
Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000
Robert V. Sinnott	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000 or over $100,000.

(2)	For purposes of this table, amounts in this column include our equity securities even though we are not a registered investment company.

(3)	Mr. McCarthy is the only one of our directors who also serves on the Boards of Directors of KYN and KYE, both registered investment companies advised by KAFA.
As of March 31, 2010, the Independent Directors and nominees and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of March 31, 2010, certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $2.2 million of our common stock.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Pursuant to Section 16(a) of the 1934 Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership in our securities and any changes therein to the SEC and to us. We are required to report herein any failure to file such reports by applicable due dates for filings. Based on our review of any Forms 3, 4 and 5 filed by such persons, we believe that during the fiscal year, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We are party to an investment management agreement with KAFA, the managing member of which is KACALP, an entity in which two of our directors have ownership interests. Our executive officers have employment relationships with KAFA or KACALP and certain executive officers also have ownership interests in KACALP. Pursuant to the terms of the investment management agreement, KAFA provides us with the office facilities and certain administrative services necessary to conduct our day-to-day operations.
KAFA manages two closed-end management investment companies registered under the 1940 Act — KYN, a publicly traded MLP fund; and KYE, a publicly traded non-diversified energy fund. KAFA also serves as investment advisor to KA First Reserve, LLC (“KAFR”), which is a private investment fund that invests in MLPs. KACALP manages several private investment funds (together with other funds advised by Kayne Anderson, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with our investment objectives. Kayne Anderson may at some time in the future, manage other investment funds with the same investment objectives as our investment objectives. In addition, KACALP manages private funds with an investment focus of making private equity investments in upstream energy companies. These funds will have priority over us with respect to such investments, and, as a result, our ability to invest in non-publicly traded equity securities of upstream energy companies could be limited.

Our investment opportunities may be limited by affiliations of our investment adviser and its senior professionals with limited partnerships or other energy companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by publicly traded energy companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a publicly traded energy company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded energy company securities.
Under the 1940 Act, we and our affiliates, including Affiliated Funds, are generally precluded from co-investing in certain private placements of securities such as our targeted investments. Kayne Anderson will allocate private investment opportunities among their respective clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.
Our Independent Directors will review any investment decisions that may present potential conflicts of interest between Kayne Anderson and us in accordance with specific procedures and policies adopted by the Board.
KAFA may be offered non-monetary benefits or “soft dollars” by brokers to induce KAFA to engage those brokers to execute securities transactions on behalf of us. These soft dollars may take the form of research regarding securities investments, and may be available for use by KAFA in connection with transactions in which we do not participate.
Employees of Kayne Anderson who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of the access persons of Kayne Anderson will be governed by its code of ethics. See “Corporate Governance — Code of Ethics” below.

CORPORATE GOVERNANCE
Board Leadership Structure
The Company’s business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.
The Board of Directors currently consists of six directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.” As part of each regular Board meeting, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.
Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.
Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.
The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.
Board Role in Risk Oversight
The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.
Diversity in Nominees for Director
The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes diversity of a particular candidate and overall diversity of the Board into account when considering and evaluating candidates for Director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to these matters that must be satisfied before an individual may serve as a Director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.
Communications Between Stockholders and the Board of Directors
Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at our principal offices at 717 Texas Avenue, Suite 3100, Houston, TX 77002. The Secretary will forward any communications received directly to the Board of Directors.
Code of Ethics
We have adopted a supplemental antifraud code of ethics which applies to, among others, our principal and senior financial officers, including our principal executive officer and principal financial officer. Our supplemental antifraud code of ethics is filed as Exhibit 14.1 of our Annual Report on Form 10-K, filed with the SEC on February 16, 2007 and can be accessed via the SEC’s Internet site at www.sec.gov. We intend to disclose any amendments to or waivers of required provisions of this code on Form 8-K, for so long as we are subject to 8-K reporting requirements as a BDC.
We have also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons. Access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. Our code of ethics is filed as Exhibit 99.2(R)(1) to pre-effective Amendment No. 5 to our Registration Statement on Form N-2, filed with the SEC on September 18, 2006 and can be accessed via the SEC’s Internet site. We also have a code of business conduct, which is available on our website and in print to any stockholder who requests it.

Compensation Committee Interlocks and Insider Participation
During the last fiscal year, the Nominating, Corporate Governance and Compensation Committee consisted of William R. Cordes, Barry R. Pearl, Albert L. Richey and William L. Thacker, each of whom is independent for purposes of the 1940 Act and applicable NYSE Corporate Governance Listing standards. During the fiscal year ended November 30, 2009, none of our executive officers served as members of the compensation committee or as directors of another entity which had an executive officer serving on our Board of Directors or our Nominating, Corporate Governance and Compensation Committee.
NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE REPORT
The Nominating, Corporate Governance and Compensation Committee of the Board of Directors has reviewed and discussed with management the Company’s Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K. Based on this review and discussion, the Nominating, Corporate Governance and Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended November 30, 2009.
Submitted by the Nominating, Corporate Governance and Compensation Committee
William R. Cordes
Barry R. Pearl
Albert L. Richey
William L. Thacker

OTHER MATTERS
The Board of Directors knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
MORE INFORMATION ABOUT THE MEETING
Outstanding Stock
At the Record Date, we had 10,215,995 shares of stock issued and outstanding.
To the knowledge of our management:
•	As of March 31, 2010, there were two entities holding beneficially more than 5% of our outstanding Common Stock.

•	As of March 31, 2010, none of our directors owned 1% or more of our outstanding Common Stock.

•	As of March 31, 2010, our officers and directors owned, as a group, less than 1% of our outstanding Common Stock.
How Proxies Will Be Voted
All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes FOR the proposals. We know of no other matters to be presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.
How To Vote
If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record, you may authorize the persons named as proxies to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person if able to attend the Annual Meeting.
Expenses and Solicitation of Proxies
The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses, and all other costs, in connection with the solicitation of proxies will be borne by the Company. We may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of our shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, Kayne Anderson, our transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by the Company, the costs associated with all proxy solicitation are not anticipated to exceed $4,000. We will not pay any of our representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.
Dissenters’ or Appraisal Rights
Our stockholders have no dissenters’ or appraisal rights.

Revoking a Proxy
At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary of the Company at our offices located at 717 Texas Avenue, Suite 3100, Houston, Texas, 77002; (2) properly executing and sending a later-dated proxy; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.
Quorum and Adjournment
The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum for the purposes of the Annual Meeting. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.
Required Vote
Proposal One. The election of each of Mr. Richey and Mr. Sinnott as a Class I Director requires the affirmative vote of the holders of a majority of shares of common stock outstanding as of the Record Date. For the purposes of determining whether the majority of the votes entitled to be cast by the common stockholders has elected a nominee, each common share is entitled to one vote. For the purposes of Proposal One, abstentions, if any, will have the same effect as votes against the election of Mr. Ritchie and/or Mr. Sinnott, as the case may be, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.
Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of directors, it is anticipated that there will be few, if any, broker “non-votes” in connection with Proposal One. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.
Proposal Two. The approval of a proposal to authorize the Company to sell shares of its common stock at a price less than the NAV per share, subject to certain conditions, requires: (1) the affirmative vote of a majority of all common stockholders on the records of the Company’s transfer agent as of the Record Date, which may not reflect the underlying beneficial owners, and (2) the affirmative vote of a majority of the votes cast by the holders of common stock outstanding as of the Record Date. For the purpose of determining whether a majority of the common stockholders of record approved this proposal, abstentions and broker non-votes, if any, will have the effect of a vote against Proposal Two. For the purpose of determining whether a majority of votes cast approved this proposal, abstentions and broker non-votes, if any, will have no effect on the outcome.
Proposal Three. The approval of a proposal to authorize the Board of Directors to withdraw the Company’s election to be treated as a business development company under the 1940 Act. Approval of Proposal Three requires the affirmative vote of either (1) 67% or more of the votes cast by the holders of the Company’s common stock present at the Annual Meeting, if the holders of more than 50% of the outstanding shares of the Company’s common stock are present or represented by proxy, or (2) more than 50% of the outstanding shares of common stock, whichever is less. All abstentions and broker non-votes will be considered a vote against this proposal.
Proposal Four. PricewaterhouseCoopers LLP will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast by the holders of Common Stock outstanding as of the Record Date. For the purposes of determining whether the majority of the votes entitled to be cast by the common stockholders has ratified PricewaterhouseCoopers LLP, each common share is entitled to one vote. For purposes of the vote on Proposal Four, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
INVESTMENT ADVISER
KA Fund Advisors, LLC is our investment adviser. Its principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas, 77002.

ADMINISTRATOR
Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.
STOCKHOLDER PROPOSALS
Our current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder nomination or proposal intended to be considered at the 2010 Annual Meeting must be received by the Secretary of the Company on or after January 5, 2011, and prior to 5:00 p.m. Pacific Time on February 4, 2011. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in our 2011 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, we must receive it not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by us on or before February 4, 2011 in order to be included in our proxy statement and proxy card for the 2011 Annual Meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors

David J. Shladovsky Secretary

May 28, 2010

APPENDIX A
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
AUDIT COMMITTEE CHARTER
(Adopted September 5, 2006)
The Board of Directors (the “Board”) of Kayne Anderson Energy Development Company (the “Company”) shall have an Audit Committee (the “Audit Committee”).
I. Statement of Purpose and Function
The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board and the Audit Committee.
The purposes of the Audit Committee are to:
•
assist the Board in its oversight of (1) the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and the Company’s independent auditor (the “Auditor”), (5) the Company’s accounting and financial reporting policies and practices by reviewing disclosures made to the Audit Committee by the Company’s certifying officers and the Auditor about any significant deficiency in, or material change in the operation of, the Company’s internal controls or material weaknesses therein, and any fraud involving KA Fund Advisors, LLC (the “Advisor”) or any employees or other persons who have a significant role in the Company’s internal controls;

•	prepare an audit committee report as required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

•	select, oversee and approve the compensation of the Auditor and to act as liaison between the Auditor and the Board; and

•	conduct an annual performance evaluation of the Audit Committee.
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.
II. Committee Composition
The Audit Committee shall be comprised of at least three directors, all of whom shall be independent directors (i.e., directors who are not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended, and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Audit Committee members). Each member shall be appointed by the Board, and a majority of the independent directors of the Board also shall approve each appointment.
The Board shall designate one member as Audit Committee Chairman.
Members of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

The Audit Committee shall consider whether one or more members of the Audit Committee is an “Audit Committee financial expert,”1 as such term is defined by the Securities and Exchange Commission, and whether any such expert is “independent.”2 The Audit Committee shall report the results of its deliberations to the Board for further action as appropriate, including, but not limited to, a determination by the Board that the Audit Committee membership includes or does not include one or more “Audit Committee financial experts” and any related disclosure to be made concerning this matter.
III. Duties and Responsibilities
The Audit Committee shall meet with the finance and other personnel of the Company and the Advisor as necessary and appropriate to fulfill the Committee’s oversight role. The Audit Committee shall have unrestricted access to the Auditor and the Company’s administrator.
To carry out its purposes, the Audit Committee shall have the following duties and powers (such listing is not intended to limit the authority of the Audit Committee in achieving its purposes):
1. Selection of Auditor and Approval of Fees.
(a) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Advisor or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.
(b) The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Company in accordance with the pre-approval requirements set forth below. The Company shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Company.
2. Meetings with Auditor. The Audit Committee shall meet with the Auditor prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Committee shall deem necessary or appropriate. The Chairman of the Audit Committee shall meet with the Auditor informally as needed. The Audit Committee shall ensure that the Auditor reports directly to the Audit Committee.
3. Reports by Auditor. The Audit Committee shall request the Auditor to report at least annually concerning, and shall engage the Auditor in discussions regarding, the following and other pertinent matters:
(a) the arrangements for and scope of the annual audit and any special audits;
(b) all critical accounting policies and practices to be used;

[1]
Notwithstanding any such identification, each member of the Audit Committee is expected to contribute significantly to the work of the Committee. Moreover, identification as an “audit committee financial expert” will not increase the duties, obligations or liability of the identified person as compared to the duties, obligations and liability imposed on that person as a member of the Audit Committee and of the Board.

[2]
For purposes of this finding of independence only, in order to be considered “independent,” any such expert must not only be independent for purposes of the Investment Company Act but also must satisfy the additional requirement that he or she may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company. for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Company.

(c) any matters of concern relating to the Company’s annual audited financial statements and quarterly financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d) any audit problems or difficulties and management’s response;
(e) any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences;
(f) all non-audit services provided to any entity in the “Investment Company Complex“1 that were not pre-approved by the Audit Committee;
(g) the amount of all fees received by the Auditor for providing services of any type to the Advisor and any affiliate controlled by the Advisor, and confirmation that the Auditor has not provided any prohibited non-audit services;
(h) the Auditor’s comments with respect to the Company’s financial policies, procedures and internal accounting controls and responses thereto by the Company’s officers, the Advisor and administrator, as well as other personnel;
(i) confirmation of the form of written opinion the Auditor proposes to render to the Board and stockholders of the Company, and discussion or reporting on the general nature of the disclosures to be made in Form 10-K or Form 10-Q;
(j) the adequacy and effectiveness of relevant accounting internal controls and procedures and the quality of the staff implementing those controls and procedures;
(k) periodic reports concerning relevant regulatory changes and new accounting pronouncements that significantly affect the value of the Company’s assets and its financial reporting;
(l) disclosures to the Auditor’s and the Audit Committee by the Company’s chief executive or chief financial officer of (i) any material weaknesses in internal controls, (ii) any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize, and report financial data and, (iii) any fraud, whether or not material, that involves management of other employees who have a significant role in the Company’s internal controls, and (iv) any other matters that could jeopardize the Company’s ability to file its financial statements with the Securities and Exchange Commission or the certifying officers’ ability to certify the Company’s Form 10-K or Form 10-Q;
(m) confirmation that the Auditor is in compliance with the audit partner rotation requirements applicable to the engagement with the Company;
(n) the Auditor’s internal quality-control procedures, including any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues;
(o) all relationships between the Auditor and the Company, and between the Auditor and the Advisor (to assess the Auditor’s independence); and

[3]
“Investment Company Complex” means the Company, the Advisor and any entity controlled by, controlling or under common control with the Advisor if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or the Advisor. written report to the Audit Committee concerning these matters prior to the date the audited financial statements are filed with the Securities and Exchange Commission and released to the public.

(p) the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
In order to ensure that the Audit Committee has had an opportunity to review the Auditor’s report and other required communications relating to the annual audit of the Company’s financial statements prior to the date the audited financial statements are filed with the Securities and Exchange Commission and released to the public (i.e., within 60 days following the end of the Company’s fiscal year), the Audit Committee shall either meet with the Auditor or, in lieu of a meeting, require the Auditor to deliver a
4. Meetings with Management and the Advisor. The Audit Committee shall periodically meet with its management and the Advisor to discuss such items as it deems appropriate, including but not limited to the Company’s annual audited financial statements, including the Company’s disclosures under “Management’s Discussion of Fund Performance.”
5. Discussion of Other Important Items. The Audit Committee shall meet to discuss and give due consideration to the following items:
(a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and their effect on the Company, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;
(b) analyses prepared by management and/or the Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;
(c) the effect of regulatory and accounting initiatives on the financial statements of the Company;
(d) earnings press releases, and financial information and earnings guidance provided to analysts and rating agencies (such discussion may be done generally, i.e., discussion of the types of information to be disclosed and the type of presentation to be made), and the Audit Committee is not required to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance;
(e) policies with respect to risk assessment and risk management; and
(f) hiring policies with respect to employees or former employees of the Auditor.
6. Evaluation of Audit Related Services and Permissible Non-Audit Services.
(a) The Audit Committee shall evaluate all audit related services performed or to be performed by the Auditor for the Company. The Audit Committee shall regularly review with the Auditor any difficulties the Auditor encountered in the course of the audit work, including any restrictions on the scope of the Auditor’s activities or on access to requested information, and any significant disagreements with management. Among the items the Audit Committee may want to review with the Auditor are: any accounting adjustments that were noted or proposed by the Auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the Auditor’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the Auditor to the Company. The review should also include discussion of the responsibilities, budget and staffing of the Company’s internal audit function.
(b) The Audit Committee shall also evaluate all permissible non-audit services performed or to be performed by the Auditor for the Company or (i) the Advisor and (ii) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, if the nature of the services provided relate directly to the operations or financial reporting of the Company, to ensure that such services do not impair the independence of the Auditor. Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor that do not impair the independence of the Auditor. Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor.

7. Pre-Approval of Auditor Services.
(a) Pre-Approval Requirements for Services to Company. Before the Auditor is engaged by the Company to render audit related or permissible non-audit services, either:
(i) The Audit Committee shall pre-approve such engagement; or
(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.
(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Company other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
(b) Pre-Approval of Non-Audit Services Provided to the Advisor and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Advisor and (ii) any entity in the investment company complex (see note 3), if the nature of the services provided relate directly to the operations or financial reporting of the Company.
Application of De Minimis Exception: The De Minimis exceptions set forth above under Section 5(a) apply to pre-approvals under this Section (b) as well, except that the “total amount of revenues” calculation for Section 5(b) services is based on the total amount of revenues paid to the Auditor by the Company and any other entity that has its services approved under this Section (i.e., the Advisor or any control person).
8. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that the Auditor who is performing the audit for the Company is not performing contemporaneously (during the audit and professional engagement period) any impermissible non-audit services for the Company or the Advisor (see Section III.2(f)).
9. Establishment of Procedures Regarding Concerns or Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company, the Advisor, the administrator, the lead underwriters, or any other provider of accounting related services for the Company, of concerns regarding questionable accounting or auditing matters.

10. Reporting. The Audit Committee Chairman shall report to the Board the recommendations and determinations of the Audit Committee, as well as the results of any Audit Committee reviews.1
11. Minutes. The Audit Committee shall prepare minutes of all meetings of the Committee.
IV. Amendment.
The Audit Committee shall review this Charter on an annual basis and recommend any changes to the Board. This Charter may be amended by a vote of a majority of the Board.

[4]
This report shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditor, or the performance of the Company’s internal compliance function.

APPENDIX B
PROXY
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE 2010 ANNUAL MEETING OF STOCKHOLDERS — JUNE 30, 2010
The undersigned stockholder of Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and James C. Baker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2010 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 717 Texas Avenue, Suite 3100, Houston, TX 77002, on June 30, 2010, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.
The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES
— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly)	Date
(continued from reverse side)

PROXY
KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
ANNUAL MEETING PROXY CARD
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
BELOW AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.
1.	THE ELECTION OF CLASS I DIRECTORS FOR TERMS OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

☐	FOR THE NOMINEE LISTED BELOW NOMINEE: ALBERT L. RICHEY	☐	WITHHOLD FROM THE NOMINEE LISTED BELOW

☐	FOR THE NOMINEE LISTED BELOW NOMINEE: ROBERT V. SINNOTT	☐	WITHHOLD FROM THE NOMINEE LISTED BELOW
2.	THE APPROVAL OF A PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE LESS THAN THE NET ASSET VALUE PER SHARE.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	THE APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO WITHDRAW THE COMPANY’S ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
The proxy statement and the Company’s most recent Annual Report are available on the Internet at
www.kaynefunds.com/KedSECFilings.php.